Exhibit 10.14.b

SECOND AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT (this “Amendment”) is entered into as of January 26, 2007, among FMC TECHNOLOGIES B.V., a private company with limited liability (besloten vennootschap met bepertke aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in ‘s-Gravenhage, The Netherlands, and registered with the Chamber of Commerce and Industry for Amsterdam, The Netherlands, under number 2432 1691 (the “Borrower”), FMC TECHNOLOGIES, INC., a Delaware corporation (the “Parent”), the Lenders (herein so called) party to the Credit Agreement (hereinafter defined), and DnB NOR BANK ASA, as Administrative Agent for the Lenders.

The Borrower, the Parent, the Lenders, and the Administrative Agent are party to the Five-Year Credit Agreement dated as of November 10, 2005, as amended by the First Amendment to Five-Year Credit Agreement dated as of May 10, 2006 (the “Credit Agreement”). Unless otherwise defined in this Amendment, terms defined in the Credit Agreement shall have the same meanings when used in this Amendment.

The Borrower and the Parent has requested that Section 7.06(c) of the Credit Agreement be amended in certain respects, and the Lenders and the Administrative Agent are willing to so amend Section 7.06(c) of the Credit Agreement.

Accordingly, for valuable and acknowledged consideration, the Borrower, Parent, the Lenders, and the Administrative Agent agree and acknowledge as follows:

1. Amendment. Section 7.06(c) of the Credit Agreement is amended to read in its entirety as follows:

“(c) the Parent may declare and make Restricted Payments to its stockholders, provided that no Default or Event of Default exists at the time of the declaration thereof or would result therefrom.”

2. Conditions Precedent to Amendment. This Amendment shall not be effective until the Administrative Agent receives (a) counterparts of this Amendment executed by the Borrower, the Parent, the Majority Lenders and the Administrative Agent, (b) such other agreements, documents, instruments and items as the Administrative Agent may reasonably request, and (c) an amendment fee payable to each Lender party to the Credit Agreement in the amount of $2,500.

3. Representations. Each of the Parent and the Borrower (as to itself, and its Subsidiaries only) represents and warrants to the Lenders that as of the date of this Amendment, (a) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects except to the extent that such representations and warranties refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the resolutions and certifications attached as Appendices C, D, E and F to that certain Formalities Certificate of the Borrower dated November 10, 2005, heretofore delivered to the Administrative Agent, have not been modified, amended or rescinded and remain in full force and effect, and (d) the resolutions attached as Exhibits C and D to that certain Certificate of Assistant Secretary of the Parent dated November 10, 2005, heretofore delivered to the Administrative Agent, have not been modified, amended or rescinded and remain in full force and effect.

4. Ratification of Guaranty. The Parent consents to this Amendment, agrees that its obligations under the Guaranty are not released, discharged, reduced or otherwise affected by this Amendment, and ratifies and confirms all of its obligations under the Guaranty and the other Loan Documents to which it is a party.

5. Effect of Amendment. This Amendment is a Loan Document. The amendment set forth in this Amendment is limited to the matter expressly set forth herein and does not constitute the amendment of any other provision requiring the consent of the Lenders or the Administrative Agent under the Loan Documents. Except as expressly amended under this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. If any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6. Expenses. The Borrower and Parent shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents.

7. Governing Law. This Amendment shall be governed by and construed in accordance with and be governed by the laws of the State of Illinois, without regard to conflict of laws principles.

8. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

9. Parties. This Amendment binds and inures to the benefit of the Borrower, the Parent, the Administrative Agent, the Lenders and their respective permitted successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

2

EXECUTED as of the date first stated above.

FMC TECHNOLOGIES B.V.

By:	/s/ Joseph J. Meyer
Name:	Joseph J. Meyer
Title:	Attorney

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

FMC TECHNOLOGIES, INC.

By:	/s/ Joseph J. Meyer
Joseph J. Meyer
Director, Treasury Operations

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

DnB NOR BANK ASA, as Administrative Agent

By:	/s/ Kevin O’Hara
Name:	Kevin O’Hara
Title:	Vice President

By:	/s/ Giacomo Landi
Name:	Giacomo Landi
Title:	First Vice President

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

DnB NOR BANK ASA, as a Lender

By:	/s/ Kevin O’Hara
Name:	Kevin O’Hara
Title:	Vice President

By:	/s/ Giacomo Landi
Name:	Giacomo Landi
Title:	First Vice President

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:	/s/ Jeff Bliss
Name:	Jeff Bliss
Title:	Vice President

By:	/s/ Andrew Sherman
Name:	Andrew Sherman
Title:	Executive Director

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., HOUSTON AGENCY, as a Lender

By:	/s/ John McGhee
Name:	John McGhee
Title:	Vice President & Manager

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Erica Brothers
Name:	Erica Brothers
Title:	Bank Officer

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

FOKUS BANK ASA, as a Lender

By:
Name:
Title:

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

JPMORGAN CHASE BANK, NA,
as a Lender

By:	/s/ Kerry G. Harpole
Name:	Kerry G. Harpole
Title:	Vice President

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Robert Gallagher
Name:	Robert Gallagher
Title:	Senior Vice President

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

NATIONAL CITY BANK OF THE MIDWEST, as a Lender

By:	/s/ Jon R. Hinard
Name:	Jon R. Hinard
Title:	Senior Vice President

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

ROYAL BANK OF SCOTLAND, PLC, as a Lender

By:	/s/ L. Peter Yetman
Name:	L. Peter Yetman
Title:	Senior Vice President

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

WESTLB AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Alex Nikolov
Name:	Alex Nikolov
Title:	Second Vice President

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement

EXECUTED as of the date first stated above.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page

Second Amendment to

FMC Technologies B.V. Five-Year Credit Agreement